ANNUAL REPORT

                              FASCIANO FUND, INC.

                           (FASCIANO FUND, INC. LOGO)

                                 June 30, 2000

FASCIANO FUND, INC.

                                                                 August 18, 2000

Dear Fellow Shareholders:

  Our total return for the year ended June 30, 2000 was 3.7%. Average annual total returns for Fasciano Fund and selected benchmarks for various periods ended June 30, 2000 are summarized in the following table.

                                                                           Average Annual Total Return
                                                                     ---------------------------------------
                                        Six months      One year      Three year     Five year       Ten year
                                        ----------      --------      ----------     ---------       --------
Fasciano Fund                             (0.5)%          3.7%           9.4%          14.2%          13.0%
Small Company Funds Average*<F8>           7.4%          32.5%          16.2%          17.7%          15.5%
S&P SmallCap 600 Index**<F9>               6.9%          14.4%          10.1%          15.4%          14.0%
S&P SmallCap 600/BARRA Value**<F9>         4.8%          (0.5)%          6.1%          14.5%           n/a
Russell 2000 Index**<F9>                   3.0%          14.3%          10.5%          14.3%          13.6%
Russell 2000 Value Index**<F9>             5.9%          (0.9)%          3.8%          11.7%          13.2%

  Our investment style of buying growth stocks at reasonable prices remains unchanged, even though we may have to endure times when other styles are more popular. In the long run, we believe that consistently investing in stocks that blend the characteristics of growth and value will provide steady, good returns. By staying true to our small-cap blend style, we shunned sensational stocks with great stories but no earnings. We red-flagged several of them in our last shareholder report. They were soaring then, but investors have since done a reality check, and those stocks, along with many other high-flyers, took a nosedive. Nevertheless, the effects of the technology bubble are still glaring in the six-month and one year comparisons, and heavy exposure to hyper-growth technology companies by small-company funds scored big gains for the category. In contrast, indices used to gauge value-oriented management styles registered losses for the twelve months ended June 30, 2000. We remain consistent in our blend style by staying with steady earners like Fastenal Co., a service-driven distributor of industrial supplies, and Snap-on Inc., a world-class maker of hand and power tools. As value comes back into favor, these less flashy companies are beginning to recapture the attention of investors. Over time, consistency and patience have been rewarded. Since its inception nearly thirteen years ago, Fasciano Fund accomplished an average annual return of 13.6%+<F10>. At that rate of return, money doubles every six years.

  As a fund manager, we are consistent and patient, but not complacent. We are focused on holding the best companies we can find that meet our desired investment profile. The bar remains high for each of our portfolio companies. Accomplished operating performance must measure up to our expectations. From December 31, 1999 to June 30, 2000, we reduced our holdings from 87 companies to 66 companies, including several companies that were bought out, and we added to several core positions.

  *<F8>   Source:  Morningstar, Inc.  See Performance Distribution Summary.
 **<F9> The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The S&P SmallCap 600/BARRA Value Index measures the performance of the companies within the S&P SmallCap 600 Index that have higher book-to-price ratios. The Russell 2000 Index is an unweighted index formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000. The Russell 2000 Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios.
 +<F10> From August 1, 1987. The performance data shown includes the performance of the Fund for the period before November 10, 1988, the date the Fund's registration statement became effective with the Securities and Exchange Commission. The Fund began operations as a private investment company on August 1, 1987. Prior to November 10, 1988, the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain requirements and restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the Fund had been registered during that period, the Fund's return might have been lower.

          Information about investments is not intended as recommendations of individual stocks. The information presented and the views of the portfolio manager may change.

          The performance data shown represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Companies reporting earnings that fall short of our projections are sold out of the portfolio. The bottom line at Carmike Cinemas was under pressure because the company was expanding its theater chain too rapidly. We sold before the company's problems worsened. Wallace Computer Services was a solid earner, but when the company lowered its growth targets for its forms business, we sold the stock. Companies that make acquisitions to fix internal problems usually end up making matters worse. HA-LO Industries fell into that category. We were concerned that the company's profit margins had deteriorated in its promotional product line, and then management endeavored to prop up its business by acquiring a dot-com company for a hefty price. We viewed that move as too risky and sold our shares in HA-LO.

  On the upside, some of our portfolio companies were acquired and others hit our price targets. Central Newspapers was bought by Gannett Co. at nearly a 100% premium. The Arizona Republic and The Indianapolis Star had franchises that were rock solid and highly profitable. Yet, the stock price of Central Newspapers seemed disconnected from those economic realities. Investors coveted faster growth companies and viewed the internet as a looming threat to the newspaper business. When the company said it was considering a sale as a way to maximize shareholder value, economic reality overcame perception, and the stock rose to reflect the company's true value. We think similar economic values are embedded in our other newspaper investments, particularly Pulitzer Inc. and The McClatchy Company. At some point, we think those companies may want to sell too. In the meantime, as their earnings and cash flows are rising, we have no problem being patient and watching the economic value of those companies build. Elsewhere in the portfolio, we sold stocks that we viewed as fully valued. The price of Gucci shares ran up on acquisition rumors and we took the gain.

  Several of our stocks were down for no good reason, and in those cases, we bought more shares. The stock price of Emmis Communications is down forty percent this year. The company's television operations are out of favor with Wall Street and overshadow the company's hot radio properties. In addition, the shares are thinly traded and get punished whenever there is even light selling. However, the company's strong fundamentals, attractive prospects for further consolidation, and its compelling valuation continue to impress us. The CEO of Emmis, being the company's largest shareholder, is highly motivated to unlock the value we see hidden in this stock. When the shares pulled back, we added to our Emmis position.

  We have tightened up our portfolio, and are now fully invested. Thank you for the confidence you have placed in Fasciano Fund. I invite you to visit our updated website: WWW.FASCIANOFUNDS.COM or e-mail us at INFO@FASCIANOFUNDS.COM. As always, I am totally committed to delivering the long-term performance and service you expect.

                                          Sincerely,

                                          /s/ Michael F. Fasciano

                                          Michael F. Fasciano, CFA
                                          President

  190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603 o 800-848-6050

PERFORMANCE AND DISTRIBUTION SUMMARY

                                      FASCIANO FUND
               ------------------------------------------------------------
                                 Distributions
                              -------------------                    Annual        S&P                        Small         U.S.
 Calendar      Beginning                  Capital       Ending        Total      SmallCap     Russell        Company      Treasury
   Year           NAV         Income       Gains         NAV         Return        600          2000       Funds*<F1>       Bills
 --------      ---------      ------      -------       ------       ------      --------     -------      ----------     --------
 1988            $ 9.55        $0.03       $0.00        $11.45        20.2%        19.5%        24.9%         20.4%          6.4%
 1989            $11.45        $0.24       $0.59        $13.16        22.5%        13.9%        16.2%         23.6%          8.1%
 1990            $13.16        $0.12       $0.38        $12.50       (1.2)%      (23.7)%      (19.5)%        (9.5)%          7.5%
 1991            $12.50        $0.02       $0.36        $16.40        35.1%        48.5%        46.1%         50.3%          5.4%
 1992            $16.40        $0.00       $0.46        $17.29         7.7%        21.0%        18.4%         13.7%          3.5%
 1993            $17.29        $0.00       $1.00        $17.68         8.1%        18.8%        18.9%         17.1%          3.0%
 1994            $17.68        $0.00       $1.14        $17.18         3.7%       (4.8)%       (1.8)%        (0.7)%          4.3%
 1995            $17.18        $0.00       $1.34        $21.18        31.1%        30.0%        28.4%         31.3%          5.5%
 1996            $21.18        $0.00       $0.59        $26.20        26.5%        21.3%        16.5%         20.1%          5.0%
 1997            $26.20        $0.00       $1.49        $30.31        21.5%        25.6%        22.4%         21.4%          4.9%
 1998            $30.31        $0.03       $1.25        $31.19         7.2%       (1.3)%       (2.6)%        (0.2)%          4.6%
 1999            $31.19        $0.39       $0.00        $32.72         6.2%        12.4%        21.3%         36.0%          4.4%
 2000**<F2>      $32.72        $0.00       $0.00        $32.55       (0.5)%         6.9%         3.0%          7.4%          2.6%

 *<F1> The Morningstar Small Company Funds Index consists of funds that seek capital appreciation by investing primarily in stocks of companies with market capitalizations of less than $1 billion.
**<F2>  Returns shown are for the six month period ended June 30, 2000.

              FASCIANO FUND VS S&P SMALL CAP 600 AND RUSSELL 2000

   DATE      FASCIANO FUND      S&P SMALLCAP 600**<F4>     RUSSELL 2000***<F5>
  8/1/87        $10,000                $10,000                   $10,000
 6/30/88        $11,308                 $8,829                    $9,098
 6/30/89        $13,580                 $9,681                   $10,256
 6/30/90        $15,334                 $9,617                   $10,569
 6/30/91        $17,606                 $9,434                   $10,699
 6/30/92        $18,753                $11,048                   $12,255
 6/30/93        $20,957                $14,195                   $15,436
 6/30/94        $21,652                $14,461                   $16,115
 6/30/95        $26,872                $17,405                   $19,349
 6/30/96        $34,476                $21,932                   $23,972
 6/30/97        $39,905                $26,689                   $27,887
 6/30/98        $53,152                $31,882                   $32,488
 6/30/99        $50,402                $31,145                   $32,975
 6/30/00        $52,242                $33,294                   $33,964

                                 FASCIANO FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                 1 Year      5 Years      10 Years     Life*<F3>
                  3.7%        14.2%        13.0%         13.6%

   *<F3> From inception on August 1, 1987. See footnote for shareholder letter.
  **<F4> The S&P SmallCap 600 index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations.
 ***<F5> The Russell 2000, an unmanaged index, is formed by taking 3,000 small capitalization companies in the U.S. and then eliminating the largest 1,000. Returns include reinvested dividends.

TOP TEN HOLDINGS AT A GLANCE

                     % OF TOTAL                                                                                       % OF COMMON
TOP TEN            NET ASSETS AS       INDUSTRY                 SUMMARY                                  NET        STOCK OWNED BY
HOLDINGS             OF 6/30/00        GROUPING               DESCRIPTION             SALES*<F6>     INCOME*<F6>      MANAGEMENT
--------           -------------       --------               -----------             ----------     -----------    ---------------
Emmis                   3.9%        Communications       Radio, television, and          $353.4          $8.2             28%
  Communications                      & Media              magazines
  Corp.

Westwood                3.8%        Communications       Radio network                   $492.0         $34.3             17%
  One, Inc.                           & Media              programming

OM Group, Inc.          3.3%        Commercial           Produces and markets            $690.9         $62.4              6%
                                      Products &           metal-based specialty
                                      Services             chemicals

Penton Media, Inc.      3.3%        Communications       Magazines, trade shows,         $360.0         $27.5             15%
                                      & Media              marketing services

Tootsie Roll            3.3%        Consumer             Manufactures and                $402.7         $73.0             50%
  Industries, Inc.                    Products &           sells candy
                                      Services

Pulitzer Inc.           3.2%        Communications       Newspaper publishing and        $416.5         $42.6             61%
                                      & Media              new media businesses

Snap-On, Inc.           3.0%        Consumer             Tool and equipment            $2,127.4        $159.3              4%
                                      Products &           solutions for the
                                      Services             automotive service
                                                           industry

Zebra                   3.0%        Commercial           Provides bar code               $438.3         $78.3             17%
  Technologies                        Products &           solutions to
  Corp.                               Services             manufacturing and
                                                           services entities

Championship            2.9%        Entertainment        Owns, operates, and              $67.7         $17.9             28%
  Auto Racing                         & Leisure            markets the FedEx
  Teams, Inc.                                              Championship Series

G&K Services, Inc.      2.8%        Business Services    Manufacturer and supplier       $577.4         $37.8              9%
                                                           of uniforms and related
                                                           products
Total in Top           -----
  Ten Holdings         32.5%

*<F6> Trailing 12 months, in $ millions. Net income figures exclude non-recurring charges and extraordinary items.

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2000

                                                                       Market
 Shares     Description                                                 Value
 ------     -----------                                                ------
COMMON STOCKS - 97.8%

            COMMUNICATIONS & MEDIA - 22.4%

 250,000    Emmis Communications Corporation *<F7>
            A diversified media company with television and
            radio broadcasting and publishing operations          $ 10,343,750

 300,000    Westwood One, Inc.
            Provides over 150 news, sports, music, talk,
            entertainment programs, features, live events,
            and 24-hour formats to more than 7,500 radio
            stations                                                10,237,500

 250,000    Penton Media, Inc.
            Diversified business media company that publishes
            magazines and electronic information products,
            produces trade shows and conferences, and provides
            marketing and business development services              8,750,000

 200,000    Pulitzer, Inc.
            Engaged in newspaper publishing and
            new media businesses                                     8,437,500

 150,000    Meredith Corporation
            Diversified media company involved in magazine
            and book publishing and television broadcasting          5,062,500

 250,000    Journal Register Company *<F7>
            Publishes small metropolitan, suburban daily and
            suburban and community non-daily newspapers serving
            markets in New York, Connecticut, Ohio, Pennsylvania,
            Missouri and central New England                         4,562,500

 100,000    McClatchy Newspapers - Class A
            Newspaper and internet publisher with 11 daily and
            13 non-daily newspapers along with local web sites
            in each of its daily newspaper markets.  The company
            also owns and operates other media-related businesses    3,312,500

 150,000    Hearst-Argyle Television, Inc. *<F7>
            Owns and/or manages 26 network-affiliated television
            stations, and several radio stations throughout the
            U.S.                                                     2,925,000

  50,000    Entercom Communications Corporation *<F7>
            Radio Broadcasting group owning and/or operating
            95 stations in 18 markets                                2,437,500

 100,000    Lee Enterprises, Inc.
            In the business of newspaper publishing and
            television broadcasting                                  2,331,250

 120,000    Ackerly Group, Inc.
            Media and entertainment company consisting of
            four segments:  outdoor media, television
            broadcasting, radio broadcasting and sports and
            entertainment (owns the Seattle Supersonics)             1,410,000
                                                                  ------------
                                                                    59,810,000
                                                                  ------------

            CONSUMER PRODUCTS AND SERVICES - 13.8%

 250,000    Tootsie Roll Industries, Inc.
            Engaged in the manufacture and sale of candy for
            over 100 years. Products include Tootsie Roll,
            Charms, Blow Pops, Junior Mints, Sugar Babies,
            Charleston Chews, Sugar Daddys and others                8,750,000

 300,000    Snap-on Incorporated
            Manufactures and distributes hand tools, power
            tools, tool storage products, diagnostic
            equipment, shop equipment, and diagnostic
            software and other services                              7,987,500

  50,000    Plantronics, Inc. *<F7>
            Provider of headsets to telephone companies and
            the business community worldwide                         5,775,000

 200,000    Central Parking Corporation
            Operates parking facilities in 40 states, the
            District of Columbia, and several international
            locations                                                4,735,852

 150,000    Blyth Industries, Inc. *<F7>
            Designs, manufactures, markets and distributes a
            line of candles and home fragrance products,
            and markets a range of related candle accessories
            and gift bags. Also produces portable heating
            fuel products                                            4,425,000

 400,000    Consolidated Products, Inc.
            Engaged primarily in the ownership, operation and
            franchising of Steak n Shake restaurants. The company
            currently operates 345 Steak n Shake restaurants,
            including 52 franchised, and 11 specialty
            restaurants, primarily Colorado Steakhouses              3,600,000

 100,000    ShopKo Stores, Inc.
            Operates 327 retail stores in 22 states,
            primarily in the Midwest, Western Mountain and
            Pacific Northwest regions                                1,537,500
                                                                  ------------
                                                                    36,810,852
                                                                  ------------

            COMMERCIAL PRODUCTS AND SERVICES - 12.4%

 200,000    OM Group, Inc.
            Produces and markets metal-based specialty
            chemicals and powders for diverse applications
            to a variety of industries                               8,800,000

 180,000    Zebra Technologies Corp. - Class A *<F7>
            Provides bar code solutions to manufacturing and
            service entities worldwide, for use in automatic
            identification and data collection systems               7,976,250

 100,000    Mineral Technologies, Inc.
            Resource and technology based organization that
            develops and produces performance-enhancing
            minerals, mineral-based and synthetic mineral
            products for the paper, steel, polymer and other
            manufacturing industries on a worldwide basis            4,600,000

 130,000    Spartech Corporation
            Producer of engineered thermoplastic materials,
            polymeric compounds and molded and profile products      3,510,000

 100,000    Modine Manufacturing Co.
            Develops, manufactures, and markets heat exchangers
            and systems for use in various original equipment
            manufacturer applications and for sale to the
            automotive aftermarket and to a wide array of
            building markets                                         2,700,000

  60,000    Methode Electronics, Inc. - Class A
            Manufactures electronic components that connect,
            convey and control electrical energy, signal and
            pulse, including connectors, automotive components,
            interconnect devices, printed circuits, and current
            carrying distribution systems                            2,317,500

 125,000    Communications Systems, Inc.
            Engaged in the manufacture and sale of modular
            connecting and wiring devices for voice and
            data communications                                      1,906,250

  40,000    Andrew Corporation *<F7>
            A multinational supplier of communication products
            and systems to worldwide commercial, industrial,
            governmental and military customers                      1,342,500
                                                                  ------------
                                                                    33,152,500
                                                                  ------------

            HEALTH CARE PRODUCTS & SERVICES - 10.6%

 140,000    Patterson Dental Company *<F7>
            Distributes dental products in North America to
            dentists, dental laboratories, institutions and
            other healthcare providers                               7,140,000

 185,000    Dentsply International, Inc.
            Designs, develops, manufactures, and markets dental
            consumable and laboratory products, and
            dental equipment                                         5,700,312

 125,000    KV Pharmaceutical Company - Class A *<F7>
            Researches, develops, manufactures, and markets
            controlled release and tastemasked forms of
            drug products and is a leading marketer of
            technology distinguished generic pharmaceuticals         3,312,500

 150,000    Young Innovations, Inc. *<F7>
            Designs, manufactures and markets single-use
            supplies, autoclavable instruments and other
            products used by dental professionals                    2,681,250

 300,000    Hooper Holmes, Inc.
            Provides medical and paramedical examinations and
            related services to life and health insurance
            companies                                                2,400,000

 200,000    STERIS Corporation *<F7>
            Provider of infection prevention, contamination
            prevention, microbial reduction, and surgical
            support systems, products, services, and
            technologies to health care, scientific, research,
            food, and industrial customers worldwide                 1,775,000

 100,000    Landauer, Inc.
            Offers a service for measuring the dosage of
            x-ray, gamma radiation and other penetrating
            ionizing radiations                                      1,556,250

  25,000    Express Scripts, Inc. *<F7>
            As an independent pharmacy benefit manager and
            managed care company, Express Scripts provides a
            broad range of pharmacy benefit and medical
            information management services, as
            well as managed vision care programs                     1,553,125

 200,000    Sterile Recoveries, Inc. *<F7>
            Provides hospitals and surgery centers with a
            comprehensive surgical procedure-based delivery
            and retrieval service for reusable gowns, towels,
            etc. In addition, provides disposable products
            necessary for surgery                                    1,550,000

  50,000    Brookdale Living Communities, Inc. *<F7>
            Provides senior and assisted living services to
            the elderly through its facilities located in
            urban and suburban areas of major metropolitan
            markets                                                    725,000
                                                                  ------------
                                                                    28,393,437
                                                                  ------------

            BUSINESS SERVICES - 9.2%

 300,000    G & K Services, Inc. - Class A
            Manufactures uniform garments and is a full service
            uniform rental provider                                  7,518,750

 250,000    Concord EFS, Inc. *<F7>
            Engaged in electronic transaction authorization,
            processing, settlement and funds transfer services
            in selected markets                                      6,500,000

 300,000    Keane, Inc. *<F7>
            Information technology consulting firm helping
            companies plan, build, and manage application
            software                                                 6,487,500

 100,000    ACNielsen Corporation *<F7>
            Global leader in delivering market research,
            information and analysis to clients in the
            manufacturing, retailing, service, media,
            entertainment and internet industries.  Offers
            services in over 100 countries                           2,200,000

 100,000    Interim Services, Inc. *<F7>
            National provider of a range of customized
            staffing solutions to business, professional and
            service organizations, and government agencies           1,775,000
                                                                  ------------
                                                                    24,481,250
                                                                  ------------

            FINANCIAL SERVICES - 7.9%

 225,000    Waddell & Reed Financial, Inc.
            Underwrites and distributes a portfolio of mutual
            funds as well as variable annuities and
            life insurance products                                  7,382,813

 250,000    HCC Insurance Holdings, Inc.
            Principally engaged in providing aviation, marine,
            offshore energy, property, accident and health,
            and lenders single interest insurance and
            reinsurance on a worldwide basis                         4,718,750

 126,250    First Midwest Bancorp, Inc.
            The largest independent banking company in the
            suburban Chicago market                                  2,935,313

  90,000    American Capital Strategies, Ltd.
            Specialty finance company that has been principally
            engaged in arranging commercial loans to
            small and medium sized business                          2,148,750

  75,000    ITLA Capital Corporation *<F7>
            Primarily engages in the origination of loans
            secured by income producing real estate                  1,087,500

  50,000    Home Federal Bancorp
            Unitary savings and loan holding company for
            Home Federal Savings Bank                                  825,000

  25,000    Corus Bankshares, Inc.
            Bank holding company for CORUS Bank, which provides
            financial services through 11 bank branches in the
            Chicago metropolitan area                                  660,937

  50,000    Doral Financial Corporation
            Bank holding company that operates in the mortgage
            banking, commercial banking and broker-
            dealer businesses                                          571,875

  27,500    Alliance Bancorp, Inc.
            Registered savings and loan holding company engaged
            in the business of providing financial service
            products through its wholly-owned subsidiary,
            Liberty Federal Bank                                       452,031

  15,000    Cass Commercial Corporation
            Bank holding company for Cass Bank and Trust
            Company, and provides information services
            through its Cass Information Systems subsidiary            311,250
                                                                  ------------
                                                                    21,094,219
                                                                  ------------

            DISTRIBUTOR - 5.8%

  90,000    CDW Computer Centers, Inc.
            Sells MS-DOS/Microsoft Windows and Apple/Macintosh
            based microcomputer hardware and peripherals
            including: desktop computers, notebooks and laptops,
            printing devices, video monitors, networking products,
            software and accessories                                 5,625,000

 100,000    Fastenal Company
            Sells and distributes industrial supplies, grouped
            into eight product lines, in North America               5,062,500

 200,000    MSC Industrial Direct Company, Inc. *<F7>
            A direct marketer of a full line of industrial
            products intended to satisfy its customers'
            maintenance, repair and operations supplies
            requirements                                             4,187,500

 100,000    Aviall, Inc. *<F7>
            Distributes and markets products new aviation parts
            of more than 180 manufacturers and distributes
            approximately 90,000 items from customer service
            centers in North America, Europe and Asia-Pacific          493,750
                                                                  ------------
                                                                    15,368,750
                                                                  ------------

            ENTERTAINMENT & LEISURE - 5.6%

 300,000    Championship Auto Racing Teams, Inc. *<F7>
            Owns, operates, and markets North America's
            leading open-wheel motorsports series, the
            FedEx Championship Series                                7,650,000

 175,000    International Speedway Corporation - Class A
            A leading promoter of motorsports activities in
            the U.S.  The company owns and/or operates
            11 major motorsports facilities                          7,240,625
                                                                  ------------
                                                                    14,890,625
                                                                  ------------

            MACHINERY - INDUSTRIAL - 5.1%

 250,000    The Manitowoc Company, Inc.
            Designs and manufactures commercial ice machines
            and refrigeration products, and cranes and
            related products. Manitowoc also engages in
            marine vessel repair                                     6,687,500

 100,000    IDEX Corporation
            Manufactures industrial pumps and related controls
            for use in process applications, and proprietary
            equipment that may combine pumps or other devices
            into products for industrial, commercial and
            safety applications                                      3,156,250

  80,000    Regal-Beloit Corporation
            Manufactures a line of mechanical products to
            control motion and torque and electrical products
            such as motors and generators                            1,285,000

  60,000    Kaydon Corporation
            Designer and manufacturer of custom-engineered
            products, supplying a diverse group of
            industrial, aerospace, medical and electronic
            equipment, and aftermarket customers                     1,260,000

  50,000    Robbins & Myers, Inc.
            Designs, manufactures and markets fluid handling
            products and systems for the process industry            1,140,625
                                                                  ------------
                                                                    13,529,375
                                                                  ------------

            TRANSPORTATION - 5.0%

 150,000    EGL, Inc. *<F7>
            Provider of air freight forwarding and other
            transportation and logistics services                    4,612,500

 200,000    Midwest Express Holdings, Inc. *<F7>
            Operates single-class, premium service passenger
            jet airline that caters to business travelers
            and serves selected major business destinations
            throughout the U.S. and Toronto from
            operations based in Milwaukee, Omaha, and Kansas City    4,300,000

  70,000    C.H. Robinson Worldwide, Inc.
            Global provider of multimodal transportation
            services and logistics through a network
            of 132 offices in N. America, S. America and Europe      3,465,000

  30,000    Atlas Air, Inc. *<F7>
            Air carrier that operates a fleet of 747 freighters
            under long-term contracts. Atlas operates
            scheduled flights on behalf of its customer
            airlines to 101 cities in 46 countries                   1,076,250
                                                                  ------------
                                                                    13,453,750
                                                                  ------------
            TOTAL COMMON STOCKS (Cost $222,018,890)                260,984,758
                                                                  ------------
            TOTAL INVESTMENTS (Cost $222,018,890) - 97.8%          260,984,758
                                                                  ------------
            OTHER ASSETS, LESS LIABILITIES - 2.2%                    5,916,881
                                                                  ------------
            TOTAL NET ASSETS - 100.0%                             $266,901,639
                                                                  ------------
                                                                  ------------

*<F7>  non-income producing

  The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000

ASSETS
Common stocks, at market value (cost: $222,018,890)               $260,984,758
Receivables
   Investments sold                                                 10,554,175
   Capital shares sold                                                  92,493
   Dividends                                                           206,940
   Interest                                                              5,603
Prepaid expenses and other assets                                       25,352
                                                                  ------------
          Total assets                                            $271,869,321
                                                                  ------------
                                                                  ------------

LIABILITIES AND NET ASSETS
Capital shares redeemed                                           $    473,948
Payables and accrued expenses
   Payable for securities purchased                                  3,428,787
   Accrued expenses and other liabilities                              130,268
   Due to adviser                                                      227,285
   Payable to bank                                                     707,394
                                                                  ------------
          Total liabilities                                          4,967,682
                                                                  ------------
Net assets
   Common stock, $.01 par value; 50,000,000 shares
     authorized, 8,199,185 shares issued and outstanding,
     and paid-in capital                                           235,503,565
   Accumulated undistributed net investment income                   2,096,968
   Accumulated undistributed net realized gain (loss)
     on investments                                                 (9,664,762)
   Net unrealized appreciation on investments                       38,965,868
                                                                  ------------
          Total net assets                                         266,901,639
                                                                  ------------
          Total liabilities and net assets                        $271,869,321
                                                                  ------------
                                                                  ------------
Net asset value per share                                         $      32.55
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the year ended June 30, 2000

INCOME
     Interest                                                     $ 4,991,529
     Dividends                                                      2,220,275
                                                                  -----------
                                                                    7,211,804
                                                                  -----------

EXPENSES
     Management fee                                                 3,597,288
     Transfer and disbursing agent fees                               251,200
     Administration fee                                               206,814
     Registration fees                                                129,920
     Custodian fees                                                    86,985
     Printing and mailing fees                                         64,880
     Accounting fee                                                    64,125
     Legal fees                                                        26,630
     Audit fees                                                        14,098
     Other operating expenses                                          14,001
                                                                  -----------
            Total expenses                                          4,455,941
                                                                  -----------
     Net investment income                                          2,755,863
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
     Net realized loss on investments                              (7,047,190)
     Net change in unrealized appreciation on investments          10,119,269
                                                                  -----------
            Net gain on investments                                 3,072,079
                                                                  -----------
            Net increase in net assets
              resulting from operations                           $ 5,827,942
                                                                  -----------
                                                                  -----------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended June 30, 2000 and June 30, 1999

                                                   June 30,        June 30,
                                                     2000            1999
                                                  ----------      ----------
OPERATIONS:
   Net investment income                         $  2,755,863    $  4,174,483
   Net realized gain (loss) on investments         (7,047,190)     (2,617,572)
           Net change in unrealized
             appreciation on investments           10,119,269       8,200,699
                                                 ------------    ------------
           Net increase in net assets resulting
             from operations                        5,827,942       9,757,610
                                                 ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income        (4,695,205)       (208,192)
   Distributions from net capital gains                    --      (8,674,266)
                                                 ------------    ------------
           Total distributions                     (4,695,205)     (8,882,458)
                                                 ------------    ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued (6,386,940 and
     12,897,111 shares, respectively)             198,662,421     397,728,851
   Increase in shares issued for reinvested
     distributions (140,234 and 282,573 shares,
     respectively)                                  4,558,950       8,683,476
   Cost of shares redeemed (11,486,097 and
     2,741,427 shares, respectively)             (355,636,957)    (84,060,191)
                                                 ------------    ------------
           Net increase (decrease) in net
             assets derived from capital
             share transactions                  (152,415,586)    322,352,136
                                                 ------------    ------------
           Net increase (decrease) in
             net assets                          (151,282,849)    323,227,288
                                                 ------------    ------------
NET ASSETS AT BEGINNING OF PERIOD                 418,184,488      94,957,200
                                                 ------------    ------------
NET ASSETS AT END OF PERIOD (including
  Accumulated undistributed net investment
  income of $2,096,968 and $3,739,321,
  respectively)                                  $266,901,639    $418,184,488
                                                 ------------    ------------
                                                 ------------    ------------

  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

  Condensed financial information per share of capital stock outstanding throughout the period is presented below:

                                                                                    Year ended June 30,
                                                           ---------------------------------------------------------------------
                                                             2000           1999            1998           1997           1996
                                                           --------       --------        --------       --------       --------
Net asset value at beginning of year                       $  31.78       $  34.91        $ 27.53        $ 24.33        $ 20.17
Income from investment operations:
   Net investment income (loss)                                0.34           0.40           0.16          (0.03)         (0.05)
   Net realized and unrealized gain (loss) on
      investments                                              0.82          (2.25)          8.71           3.82           5.55
                                                           --------       --------        -------        -------        -------
          Total from investment operations                     1.16          (1.85)          8.87           3.79           5.50
Less distribution:
   Dividends from net investment income                       (0.39)         (0.03)          0.00           0.00           0.00
   Distributions from net capital gains                        0.00          (1.25)         (1.49)         (0.59)         (1.34)
                                                           --------       --------        -------        -------        -------
          Total distributions                                 (0.39)         (1.28)         (1.49)         (0.59)         (1.34)
                                                           --------       --------        -------        -------        -------
Net asset value at end of year                             $  32.55       $  31.78        $ 34.91        $ 27.53        $ 24.33
                                                           --------       --------        -------        -------        -------
                                                           --------       --------        -------        -------        -------

Total return                                                   3.7%         (5.2)%          33.2%          15.8%          28.3%

Ratios/Supplemental Data:
   Net assets at end of year (in thousands)                $266,902       $418,184        $94,957        $42,121        $28,981
   Ratio of expenses to average net assets                     1.2%           1.2%           1.3%           1.4%           1.5%
   Ratio of net investment income (loss)
     to average net assets                                     0.8%           1.8%           0.2%         (0.4)%         (0.3)%
   Portfolio turnover rate                                    29.4%          19.8%          49.8%          41.0%          45.6%

  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Fasciano Fund, Inc. (the "Fund"), a Maryland corporation, commenced operations on August 1, 1987 as a private investment company. On June 30, 1988, the Fund registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988. The primary objective of the Fund is long-term capital growth.

     The fiscal year end of the Fund is June 30. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

     (a) Investment and shareholder transactions are recorded on a trade date basis.

     (b) Each security traded on a national securities exchange or traded over the counter and quoted on the Nasdaq National Market will be valued at the last sale price on the day of valuation. Securities for which there was no sale on the day of valuation will be valued at the current bid prices. Each money market instrument having a maturity of 60 days or less from the date of purchase is valued on an amortized cost basis, which approximates market value. Other assets and securities will be valued at a fair value, as determined in good faith by the Board of Directors.

     (c) Dividends are recognized as income on the ex-dividend date. Interest income and operating expenses are recorded on the accrual basis.

     (d) The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (e) The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent that these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gains on investments and accumulated undistributed net investment income. Accordingly, at June 30, 2000, reclassifications were recorded to increase accumulated undistributed net investment income by $282,496, decrease accumulated net realized gains on investments by $55,741, and decrease fund shares issued and outstanding by $226,755.

(2)  RELATED PARTIES:

     Michael F. Fasciano is an officer and director of the Fund and also an officer, director and sole shareholder of the investment adviser, Fasciano Company, Inc. Mr. Fasciano held 20,658 shares or 0.2% of the outstanding common stock of the Fund at June 30, 2000.

     The non-affiliated directors receive a fee of $2,000 annually.

     The management fee was paid to Fasciano Company, Inc. for its services as investment adviser. This fee is paid monthly at the rate of 1/12 of 1% (an annual rate of 1.0%) of the average daily net asset value of the Fund.

     Total annual operating expenses of the Fund shall not exceed 2% of average net assets, and the adviser has agreed to pay any excess operating expenses or to reimburse the Fund for any sums expended for such expenses in excess of that amount. For this purpose, brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes and litigation and other extraordinary expense shall not be regarded as operating expenses.

(3)  INVESTMENTS:

     During the year ended June 30, 2000, purchases of securities other than short-term investments were $106,565,164. Sales of such securities for that period were $78,078,049.

     For Federal income tax purposes, the cost of investments at June 30, 2000 was $222,397,262. At June 30, 2000, on a tax basis, gross unrealized appreciation of investments was $59,911,150 and gross unrealized depreciation of investments was $21,323,654.

(4)  INCOME TAXES:

     No provision for federal income taxes has been made. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net investment income and net realized capital gains in order to avoid payment of all future federal income taxes.

(5)  DISTRIBUTIONS TO SHAREHOLDERS:

     On December 29, 1999, the Fund distributed net investment income of $0.39 per share.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and
Board of Directors of
Fasciano Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of FASCIANO FUND, INC. (a Maryland corporation), including the schedule of portfolio investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fasciano Fund, Inc. as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                      ARTHUR ANDERSEN LLP

                                      Chicago, Illinois
                                      July 31, 2000

 INVESTMENT ADVISER
     Fasciano Company, Inc.

 ADDRESS OF FUND & ADVISER
     190 South LaSalle Street
     Suite 2800
     Chicago, Illinois 60603
     (312) 444-6050
     (800) 848-6050
     www.fascianofunds.com
     info@fascianofunds.com

 TRANSFER AGENT, DIVIDEND DISBURSING
 AGENT AND ADMINISTRATOR
     Firstar Mutual Fund Services, LLC
     P.O. Box 701
     Milwaukee, Wisconsin 53201
     (414) 765-4124
     (800) 848-6050

 CUSTODIAN
     Firstar Bank, N.A.
     425 Walnut Street
     Cincinnati, OH  45202
     (414) 765-4124
     (800) 848-6050

 INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP
     Chicago, Illinois

 LEGAL COUNSEL
     Bell, Boyd & Lloyd
     Chicago, Illinois

                  This report is submitted for the information
                     of shareholders of the Fund. It is not
                   authorized for distribution to prospective
                    investors unless preceded or accompanied
                          by an effective prospectus.

                           Printed on Recycled Paper